ameresco.com © 2021 Ameresco, Inc. All rights reserved. Q3 2021 Supplemental Information November 1, 2021

2 Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, other financial guidance and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay or cancel our work on, or other risks involved with, a particular project; availability and cost of labor, including in response to vaccine mandates; availability and cost of equipment, as impacted by ongoing supply chain disruptions; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC) on March 2, 2021 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, filed with the SEC on August 3, 2021. Currently, one of the most significant factors, however, is the potential adverse effect of the current COVID-19 (and its variants) pandemic on our financial condition, results of operations, cash flows and performance and the global economy and financial markets. The extent to which COVID-19 impacts us, suppliers, customers, employees and supply chains will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, you should interpret many of the risks identified in our Annual Report as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q3 2021 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $194.0M $59.2M $20.5M

68% of EBITDA Came From Recurring Lines of Business 4 Projects 71% Assets 14% O&M 7% Other 8% 21% Recurring $800M Revenue Projects 30% Assets 60% O&M 8% Other 2% $104M Adjusted EBITDA* 68% Recurring * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareYear-to-Date 2021

Energy Asset Portfolio – 9/30/2021 5 319 MWe of Energy Assets. 97 MW of Non-RNG Biogas, 38 MW of RNG, Solar is 176 MW, Other is 8 MW* 407 MWe in Development & Construction. Renewable Gas is 129 MWe, Solar & Battery is 259 MW, Energy as a Service is 19 MW* Operating Energy Assets 319 MWe Other: 3% Solar: 55% Biogas: RNG 12% Biogas: Non-RNG 30% Energy Assets in Development & Construction 407 MWe EAAS: 5% Solar: 63% Biogas: RNG 32% * Numbers may not sum due to rounding

Energy Asset Balance Sheet – 9/30/2021 6 * Net of unamortized debt discount and debt issuance costs of $0.5M on corporate debt and $15.5M on Energy Debt $243M of the $829M energy assets on our balance sheet are still in development or construction. $332M of the $400M* of total debt on our balance sheet is debt associated with our energy assets. All of the energy debt is non-recourse to Ameresco, Inc. Total Debt $400M Corporate Debt $69M Energy Debt: $332M Energy Assets $829M Development/ Construction $243M Operating $585M

$0 $500,000,000 $1,000,000,000 $1,500,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 7 ~ 12-24 months to contract ~ 12-36 months of revenue 14 year weighted average PPA remaining 16 year weighted average lifetime Estimated contracted revenue and incentives during PPA period $1.6 billion $778 million $1 billion $1.1 billion

Sustainable & Profitable Business Model 8 Revenue ($M) $651 $717 $787 $867 $1,032 $1,190 2016 2017 2018 2019 2020 2021 Guidance $1,240 High-End 13.7% CAGR Low-End 12.8% CAGR $56 $63 $91 $91 $118 $145 2016 2017 2018 2019 2020 2021 Guidance Adjusted EBITDA ($M) $155 High-End 22.5% CAGR Low-End 20.9% CAGR Expanding Earnings at a Faster Rate than Revenue by Growing Higher Margin Recurring Lines of Business FY 2021 guidance, as revised November 1, 2021

Enabling a Low Carbon Future Since 2010, Ameresco’s renewable energy assets & customer projects delivered a Carbon Offset equivalent to: Greenhouse gas emissions from… 31.4 billion miles driven by an average passenger vehicle Carbon sequestered by… 16.5 million acres of U.S. forests in one year or Data estimated based on assets owned and operating as of 12/31/2020 and customer projects as of 12/31/2019 to represent carbon impact through 2020. 60+ Million Metric Tons of CO2 Ameresco’s 2020 Carbon Offset of approximately 12.6M Metric Tons of CO2 is equal to one of… 2.1M 2.8M 3.8M 4.9M 5.9M 7.1M 8.3M 9.7M 11.2M 12.6M 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Aggregate Metric Tons of CO2 Avoided Per Year 9

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11 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as operating income before depreciation, amortization of intangible assets, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, restructuring and asset impairment charges. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, contingent consideration expense, stock-based compensation expense, impact from redeemable non-controlling interests, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including restructuring and asset impairment charges and impact from redeemable non-controlling interest. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from Federal ESPC projects. Cash received in payment of Federal ESPC projects is treated as a financing cash flow under GAAP due to the unusual financing structure for these projects. These cash flows, however, correspond to the revenue generated by these projects. Thus we believe that adjusting operating cash flow to include the cash generated by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our revenue generated by operations.

GAAP to Non-GAAP Reconciliation 12 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders 17,423$ 20,002$ 42,252$ 30,568$ Impact from redeemable non-controlling interests 2,857 (2,313) 8,345 2,593 Plus (Less): Income tax provision (benefit) (1,192) 3,100 (883) 597 Plus: Other expenses, net 4,557 3,726 13,679 13,167 Plus: Depreciation and amortization 12,153 10,552 34,087 31,516 Plus: Stock-based compensation 2,166 521 4,281 1,380 Plus: Energy asset impariment 1,901 1,028 1,901 1,028 Plus: Restructuring and other charges 287 160 569 1,310 Adjusted EBITDA 40,152$ 36,776$ 104,231$ 82,159$ Adjusted EBITDA margin 14.7% 13.0% 13.0% 11.4% Revenue 273,682 282,507 799,805 717,956 Non-GAAP net income and EPS: Net income attributable to common shareholders 17,423$ 20,002$ 42,252$ 30,568$ Adjustment for accretion of tax equity financing fees (27) (91) (89) (91) Impact of redeemable non-controlling interests 2,857 (2,313) 8,345 2,593 Plus: Energy asset impariment 1,901 1,028 1,901 1,028 Plus: Restructuring and other charges 287 160 569 1,310 Less: Income Tax effect of Non-GAAP adjustments (569) (309) (642) (608) Non-GAAP net income 21,872$ 18,477$ 52,336$ 34,800$ Earnings per share: Diluted net income per common share 0.33$ 0.41$ 0.81$ 0.62$ Effect of adjustments to net income 0.08 (0.03) 0.20 0.09 Non-GAAP EPS 0.41$ 0.38$ 1.01$ 0.71$ Adjusted cash from operations Cash flows from operating activities (19,861)$ (10,195)$ (116,344)$ (83,789)$ Plus: proceeds from Federal ESPC projects 44,026 60,988 114,185$ 194,586$ Adjusted cash from operations 24,165$ 50,793$ (2,159)$ 110,797$ 2021 2020 2021 2020 Nine Months Ended September 30,Three Months Ended September 30,

GAAP to Non-GAAP Reconciliation (continued) 13 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA by Line of Business: Net income attributable to common shareholders 24,087$ 12,286$ 5,759$ 120$ 42,252$ Impact from redeemable non-controlling interests - 8,345 - - 8,345 Plus (less): Income tax provision (benefit) 264 (2,028) 437 444 (883) Plus: Other expenses, net 1,853 11,534 44 248 13,679 Plus: Depreciation and amortization 1,781 29,978 1,305 1,023 34,087 Plus: Stock-based compensation 3,056 586 311 328 4,281 Plus: Energy asset impariment - 1,901 - - 1,901 Plus: Restructuring and other charges 178 37 36 318 569 Adjusted EBITDA 31,219$ 62,639$ 7,892$ 2,481$ 104,231$ Adjusted EBITDA margin 5.5% 57.2% 13.6% 4.0% 13.0% Nine Months Ended September 30, 2021